Exhibit 99.2

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                                                                FINAL TRANSCRIPT

   Thomson StreetEvents(SM)        >>>

   Conference Call Transcript

   CPWR - Compuware Corporation Announces Preliminary Financial Results

   Event Date/Time: Apr. 13. 2006 / 4:15PM ET

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Apr. 13. 2006 / 4:15PM ET, CPWR - Compuware Corporation Announces Preliminary
Financial Results
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CORPORATE PARTICIPANTS

 Lisa Elkin
 Compuware Corporation - VP, Corporate Communications and IR

 Laura Fournier
 Compuware Corporation - SVP and CFO

 Hank Jallos
 Compuware Corporation - President and COO of Products

 John Williams
 Compuware Corporation - SVP, Product Management and Strategy

CONFERENCE CALL PARTICIPANTS

 David Rudow
 Piper Jaffray - Analyst

 Kirk Materne
 Banc of America Securities - Analyst

 Aaron Schwartz
 JPMorgan - Analyst

 Kevin Buttigieg
 A.G. Edwards - Analyst

 PRESENTATION

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Operator

Ladies and gentlemen, thank you for standing by and hello and welcome to the Compuware Corporation conference call. At this time, all participants are in a listen-only mode. Later, we will conduct a question-and-answer session. Instructions will be given at that time. (OPERATOR INSTRUCTIONS). And at the request of Compuware, this conference is being recorded for instant replay purposes.

At this time, I'd like to turn the conference over to Ms. Lisa Elkin, Vice President of Communications and Investor Relations for Compuware Corporation. Ms. Elkin, you may begin.

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Lisa Elkin - Compuware Corporation - VP, Corporate Communications and IR

Thank you very much, and good afternoon, ladies and gentlemen. With me this afternoon are Laura Fournier, Senior Vice President and Chief Financial Officer; Hank Jallos, President and Chief Operating Officer of Products; John Williams, Senior Vice President, Product Management and Strategy; and Tom Costello, Senior Vice President of Human Resources, General Counsel and Secretary.

Certain statements made during this conference call that are not historical facts, including those regarding the Company's future plans, objectives and expected performance, are forward-looking statements within the meaning of the federal securities laws. These forward-looking statements represent our outlook only as of the date of this conference call.

While we believe any forward-looking statements we have made are reasonable, actual results could differ materially since the statements are based on our current expectations and are subject to risks and uncertainties. These risks and uncertainties are discussed in the Company's reports filed with the Securities and Exchange Commission. You should refer to and consider these factors when relying on such forward-looking information.

The Company does not undertake and expressly disclaims any obligation to update or alter its forward-looking statements, whether as a result of new information, future events or otherwise, except as required by applicable law.

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Apr. 13. 2006 / 4:15PM ET, CPWR - Compuware Corporation Announces Preliminary
Financial Results
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For those of you who do not have a copy, I will begin by  summarizing  the press release. Laura will discuss Compuware's preliminary results for the fourth quarter and fiscal year. We will then open the call up to your questions.

Compuware today announced preliminary financial results for its quarter ended March 31, 2006. Earnings per share will be approximately $0.13 to $0.15 and $0.35 to $0.37 for the fourth quarter and for the fiscal year, respectively. As expected, cash flow from operations for the fourth quarter and for the fiscal year will be approximately $115 million and $230 million, respectively.

The Company's effective tax rate for the fourth quarter was lower than the expected rate of 33%, benefiting EPS by approximately $0.02.

Compuware estimates fourth-quarter revenue to be about $308 million. This estimate comprises license revenue of $81 million, maintenance revenue of $107 million and professional services revenues of $120 million. The license revenue estimate is composed of $47 million in mainframe product sales and $34 million in distributor product sales.

Compuware generated a $6 million net increase in deferred license revenue during the fourth quarter. The Company recognized approximately $10 million in other income during the fourth quarter related to its IBM partnership agreement. IBM employed the remaining $5 million of its FY '06 commitment to begin a number of internal initiatives. These initiatives generated $4 million in license fees this quarter, with the remaining amount attributable to deferred maintenance.

I am encouraged by Compuware's solid performance in the fourth quarter and in the fiscal year, said Peter Karmanos Jr., Chairman and CEO of Compuware. The Company grew fourth-quarter earnings by 85% and fiscal-year earnings by 75%.

Taking into consideration the $6 million in deferred license revenue, the $10 million in IBM revenue that went to other income and the license revenue of $81 million, Compuware's total license activity for the quarter could be fairly viewed as more than $95 million.

In particular this quarter, I am pleased by the sequential growth in our services business, the improved execution in our products business and the continued strengthening of our relationship with IBM. The project we have initiated at IBM will serve as a catalyst for future incremental revenue opportunities in the coming year. Compuware will announce final results for its fourth quarter and fiscal year 2006 on May 16.

I would now like to turn the call over to Laura.

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Laura Fournier - Compuware Corporation - SVP and CFO

Thank you, Lisa. Due to our year-end audit, Compuware historically announces its final fourth-quarter and fiscal year-end results later than usual after the close of the quarter. To eliminate any speculation and provide maximum transparency regarding the Company's performance, we today elected to announce preliminary financial results. Please keep in mind that these estimated results remain subject to possible revision through our annual audit.

While we did not  knock  the  cover  off the  ball,  this  was a solid  quarter.
Compuware's services business, which we believe has reached a critical inflection point, demonstrated sequential revenue growth. Total distributed products revenue grew more than 11% for the fiscal year. Maintenance renewals and revenue remain healthy.

Keep in mind that Compuware produced these results while implementing significant organizational changes, both from a senior management perspective and a field sales management perspective. Just this week, the reorganized sales leadership teams from around the world held a series of very productive meetings at our Detroit headquarters. We are confident that Compuware has an excellent and highly motivated group in place to lead our sales efforts in the coming fiscal year and beyond.

Compuware Chairman and CEO Peter Karmanos, while unable to be on the call today due to a previous engagement, will provide more color on our expectations for the new fiscal year during our May 16 conference call. At that time, we will also provide you with additional and finalized detail related to this quarter's results. Lisa?

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 Lisa Elkin  - Compuware Corporation - VP, Corporate Communications and IR


Thank you very much, Laura. Ladies and gentlemen, we will now be happy to take your questions.

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Apr. 13. 2006 / 4:15PM ET, CPWR - Compuware Corporation Announces Preliminary
Financial Results
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QUESTION AND ANSWER

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Operator

(OPERATOR INSTRUCTIONS). David Rudow, Piper Jaffray.

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David Rudow - Piper Jaffray - Analyst

The operating margin, in running through numbers, it's what -- 17 to 18%? So, A., is that the right range to look at for the quarter? And then if that is, where did you see leverage from? What areas are you seeing the leverage, even given the lightness in license for the quarter?

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Laura Fournier - Compuware Corporation - SVP and CFO

Well, at this point, David, it's really preliminary to start giving out the operating margins. I prefer not to do that at this time. But I think that overall, expenses remained in line. We didn't see any unusual fluctuations. I think everything is pretty much similar to last quarter.

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David Rudow - Piper Jaffray - Analyst

And then on mainframes, they're a little weaker than we thought. What happened, given kind of the strength in the business that we're hearing from the channel at the end of the quarter?

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Hank Jallos - Compuware Corporation - President and COO of Products

On the mainframe, David?

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David Rudow - Piper Jaffray - Analyst

Yes.

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Hank Jallos - Compuware Corporation - President and COO of Products

There's about $8.2 million of capacity that basically pushed off. We don't think it went away, but we certainly weren't in a capacity to take it at any cost as well. So we know exactly where $8 million of it went, and about 3 million of new.

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David Rudow - Piper Jaffray - Analyst

And is that just pushed out to close at a later date?

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Hank Jallos - Compuware Corporation - President and COO of Products

Absolutely.

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David Rudow - Piper Jaffray - Analyst

Does the mainframe market seem a little healthier overall than it did last year at this point, or about the same?

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Apr. 13. 2006 / 4:15PM ET, CPWR - Compuware Corporation Announces Preliminary
Financial Results
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Hank Jallos - Compuware Corporation - President and COO of Products

About the same. But last year, I think annually, the overall capacity worldwide is down, the capacity component. And in a lot of places in the world, the new licenses are up percentage-wise. So that's the real difference year to year.

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David Rudow - Piper Jaffray - Analyst

And then Laura, can you give us an idea of the buyback in the quarter?

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Laura Fournier - Compuware Corporation - SVP and CFO

Sure. We did finish out the 125 million that was authorized by the Board. For this quarter, we bought back 5.6 million shares at an average price of $8.27. And the total cash expended on the buyback was 46.544 million. The Board has authorized another 125 million, and we will be looking at the buyback after the quiet period is over.

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David Rudow - Piper Jaffray - Analyst

And do you have any timeframe of how long it will take to use up that 125?

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Laura Fournier - Compuware Corporation - SVP and CFO

It is going to depend on the stock price, on any acquisitions that come about and just general business and economic climate.

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David Rudow - Piper Jaffray - Analyst

And then IBM, any -- given about, what's that, about half of the license is being used by IBM in actual products, any idea if that 30 million at this point from what you're seeing, will it be about half again? Or do you expect that IBM relationship to pick up and be able -- so they can eat up their 30 million in license for the year?

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John Williams - Compuware Corporation - SVP, Product Management and Strategy

David, this is John Williams. The license expenditures that IBM has made, a lot of them are in the character of pilots that we are hopeful will expand into larger opportunities, both in internal deployments and as prototypes for global services types of opportunity. You know, we're hoping that that will grow, but that has to prove itself out.

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David Rudow - Piper Jaffray - Analyst

And then I think I read in the Detroit Free Press that the Board was having a meeting around succession planning. Can you give us any update from the meeting?

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Laura Fournier - Compuware Corporation - SVP and CFO

The Board did have a meeting. And I believe on the may 16 call, Peter will give additional detail and color on that.

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Operator

Kirk Materne, Banc of America Securities.

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Apr. 13. 2006 / 4:15PM ET, CPWR - Compuware Corporation Announces Preliminary
Financial Results
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Kirk Materne - Banc of America Securities - Analyst

I guess just, Hank, on the distributor side, maybe a good year overall, but in the quarter it seemed perhaps a bit weak. Is that I guess attributable to competition out there, or do you just think that the execution, given some of the sales changes, wasn't where you wanted it for the quarter?

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Hank Jallos - Compuware Corporation - President and COO of Products

A little bit, but the competition is there all the time. I think it was -- a piece of it was just execution, and we made about eight or nine organizational changes in the field. They're all done. There's only about one or two of them left to go.

The good thing is we got those done before Q1. So we feel good about that. But basically, I think they needed to get the openings that existed in the distributed salesforce filled. And that was happening much too slow. So we have a piece of that behind and we've got to fill the rest of the openings.

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Kirk Materne - Banc of America Securities - Analyst

And then just, Laura, on the gross margins around the services business, obviously the revenue ticked up a bit in the fourth quarter. Could you just give us any sort of just qualitative color around the gross margins, where they are now? I think Pete was sort of aiming at 18 to 20% gross margins on the service business by the fourth quarter, but based on the results, it seems like they're perhaps a little bit below that. Could you just give us an idea of where those are sort of trending and opportunities to improve those, perhaps?

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Laura Fournier - Compuware Corporation - SVP and CFO

Well, as I said to David, I am not totally comfortable yet with all the expense detail that's in. But I can -- you are right in assuming that the margins will not hit the 18 to 19% range. But I do believe they will show an increase sequentially over the December quarter, which was 11.4%. So I think we will see an uptick there on the services side.

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Kirk Materne - Banc of America Securities - Analyst

Okay, and then just on the IBM side, it sort of follows up on David's question, I guess as we look forward, given that [on the path] the license commitment came in below the line, as we look at the fiscal '07, should we be thinking that same kind of percentage range? I realize it's difficult, but I'm just wondering what we should be thinking in terms of what would be coming in above or below, given that that number doubles in fiscal '07, in terms of the commitment.

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John Williams - Compuware Corporation - SVP, Product Management and Strategy

This is John Williams. I think that given that it took some time to get that agreement in place in this fiscal year, and we've got the full fiscal year to sell, we would be looking to get more of that above the line in this coming year, if not all of it.

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Operator

Aaron Schwartz, JPMorgan.

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Aaron Schwartz - JPMorgan - Analyst

With regard to the sales or changes that took place in the field, can you just provide a little more detail on that? Were there actual account coverage changes? Was it competition changes? Was it all of the above And then also, what do you expect to do here in Q1?

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Hank Jallos - Compuware Corporation - President and COO of Products

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Apr. 13. 2006 / 4:15PM ET, CPWR - Compuware Corporation Announces Preliminary
Financial Results
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I think a lot of it was primarily we took and recreated a  products-only-centric division again. If you look back the last two or three years, at a geography location, a local manager and an operations manager had responsibility for the services business, as well as the products business. And basically, we have gone back to the way we used to run the business, where we have a separate products division salesforce and a separate services organization.

With that, we had some -- looking at it last month when we made some changes, we had some geography issues. We were running the West Coast out of a not most desirable -- kind of out of the Midwest. We move that headquarters back in the Bay Area and made three of our geography leadership positions in North America, we changed people, and four elsewhere in the world.

So they're pretty significant. We feel really good about all the changes we made. Some of the product lines that we're really bullish about weren't staffed properly. And that is the field's biggest charter going forward.

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Aaron Schwartz - JPMorgan - Analyst

And do you expect any change in attrition levels relative to past years here in Q1 for the U.S. salesforce?

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Hank Jallos - Compuware Corporation - President and COO of Products

No, not at all.

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Aaron Schwartz - JPMorgan - Analyst

Okay. In terms of the IBM agreement, you recognized a little over 7 million in license revenue in the second half of '06. Do you have any sort of color on what was distributor versus mainframe?

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Hank Jallos - Compuware Corporation - President and COO of Products

It is all distributed, except for maybe shy of a couple million in mainframe. The rest is all distributed.

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Aaron Schwartz - JPMorgan - Analyst

And the last question I have is do you have any expectations for the incremental OpEx from the two announced acquisitions in the fourth quarter?

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Laura Fournier - Compuware Corporation - SVP and CFO

For the ProviderLink and SteelTrace acquisitions?

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Aaron Schwartz - JPMorgan - Analyst

Yes.

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Laura Fournier - Compuware Corporation - SVP and CFO

We don't have any -- we will give guidance on the entire year, or at least some color, in the May 16 conference call. I mean, the effect on this quarter was obviously pretty minimal.

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Aaron Schwartz - JPMorgan - Analyst

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Apr. 13. 2006 / 4:15PM ET, CPWR - Compuware Corporation Announces Preliminary
Financial Results
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So we should just expect an update on the next call?

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Laura Fournier - Compuware Corporation - SVP and CFO

Right.

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Operator

(OPERATOR INSTRUCTIONS). Kevin Buttigieg, A.G. Edwards.

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Kevin Buttigieg - A.G. Edwards - Analyst

A couple of questions on IBM. I assume that you did not receive any payments as part of operating cash flow line in fiscal year '06 from IBM?

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Laura Fournier - Compuware Corporation - SVP and CFO

No, we did not. We received the 20 million back in March of '05, which was the prior fiscal year, and we will receive $30 million in this next year related to the products. But that is going to be paid as we do the sales with the balance settled in March of next year.

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Kevin Buttigieg - A.G. Edwards - Analyst

And then as far as the services side of the IBM agreement, has that started? Have you been offered the opportunity to bid on any services contracts with IBM so far?

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Laura Fournier - Compuware Corporation - SVP and CFO

There has been some small projects that we have been offered. They really aren't -- they have not been in the areas that we do. I think that we've done some purchase orders -- or some requisitions to them in this last couple weeks related to the pilot programs that we started with the products area, so more like product-related services. And as we go into this next year as they get these pilots going and we expand on those programs, we expect to see some services around those projects.

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Kevin Buttigieg - A.G. Edwards - Analyst

And they are obligated, then, to offer you up to $40 million in contract opportunities through September 2006, is what I believe the contract terms call for. Is there any estimate for how much of that opportunity you think you could win?

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Laura Fournier - Compuware Corporation - SVP and CFO

It is very difficult to say at this point. It is really going to depend on how those product pilots take off. But I do expect them to offer at least that amount.

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Kevin Buttigieg - A.G. Edwards - Analyst

Right. Okay. What about on the General Motors side? Is there any idea about how that services opportunity could ramp in terms of opportunity -- or in terms of revenues or costs, for example?

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Hank Jallos - Compuware Corporation - President and COO of Products

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Apr. 13. 2006 / 4:15PM ET, CPWR - Compuware Corporation Announces Preliminary
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I don't think we have the detail on that.  We'll try to have that for you on the
May call.

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Kevin Buttigieg - A.G. Edwards - Analyst

Okay. And then just to be clear, IBM was taken over as 10 million in the other income line. And then do I assume that the total other income line is about $19 million -- 10 million from IBM and 9 million from interest income?

--------------------------------------------------------------------------------
Laura Fournier - Compuware Corporation - SVP and CFO

It is about 19 million. It's probably a little north of there.

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Kevin Buttigieg - A.G. Edwards - Analyst

And then finally, just on the sales organization changes, do you anticipate making any other changes here in the fiscal first quarter?

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Hank Jallos - Compuware Corporation - President and COO of Products

Just adds.

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Kevin Buttigieg - A.G. Edwards - Analyst

Just adds.

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Hank Jallos - Compuware Corporation - President and COO of Products

Correct.

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Operator

And ladies and gentlemen, we will now conclude the question-and-answer portion of today's conference call. I would like to turn the call back over to Lisa Elkin.

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Lisa Elkin - Compuware Corporation - VP, Corporate Communications and IR

At this time, ladies and gentlemen, we will adjourn this conference call. Thank you very much for your time and interest in Compuware. And we hope you have a pleasant evening.

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Operator

And ladies and gentlemen, this conference will be made available for replay after 7:45 PM Eastern Time today until April 20 at midnight. You may access the AT&T executive playback service at any time by dialing 1-800-475-6701 and entering the access code 826432. International participants may dial 1-320-365-3844. (OPERATOR INSTRUCTIONS).

That does conclude our conference for today. We thank you for your participation and for using AT&T Executive Teleconference. You may now disconnect.

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Apr. 13. 2006 / 4:15PM ET, CPWR - Compuware Corporation Announces Preliminary
Financial Results
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